EXHIBIT 24.1

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the Amended and Restated 2006 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED this    16    day of August, 2007.

 /s/ Richard C. Adkerson
Richard C. Adkerson

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the Amended and Restated 2006 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED this    16    day of August, 2007.

/s/ Robert J. Allison, Jr.
Robert J. Allision, Jr.

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the Amended and Restated 2006 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED this    16    day of August, 2007.

/s/ Robert A. Day
Robert A. Day

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the Amended and Restated 2006 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED this    16    day of August, 2007.

/s/ Gerald J. Ford
Gerald J. Ford

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the Amended and Restated 2006 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED this    16    day of August, 2007.

/s/ H. Devon Graham, Jr.
H. Devon Graham, Jr.

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the Amended and Restated 2006 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED this    15    day of August, 2007.

/s/ J. Bennett Johnston
J. Bennett Johnston

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the Amended and Restated 2006 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED this    16    day of August, 2007.

/s/ Bobby Lee Lackey
Bobby Lee Lackey

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the Amended and Restated 2006 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED this    15    day of August, 2007.

/s/ Gabrielle K. McDonald
Gabrielle K. McDonald

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the Amended and Restated 2006 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED this    16    day of August, 2007.

/s/ Kathleen L. Quirk
Kathleen L. Quirk

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the Amended and Restated 2006 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED this    16    day of August, 2007.

/s/ James R. Moffett
James R. Moffett

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the Amended and Restated 2006 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED this    16    day of August, 2007.

/s/ B. M. Rankin, Jr.
B. M. Rankin, Jr.

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the Amended and Restated 2006 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED this    14    day of August, 2007.

/s/ J. Stapleton Roy
J. Stapleton Roy

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the Amended and Restated 2006 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED this    16    day of August, 2007.

/s/ J. Taylor Wharton
J. Taylor Wharton

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the Amended and Restated 2006 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED this    16    day of August, 2007.

/s/ C. Donald Whitmire, Jr.
C. Donald Whitmire, Jr.

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the Amended and Restated 2006 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED this    21    day of August, 2007.

/s/ Charles C. Krulak
Charles C. Krulak

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the Amended and Restated 2006 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED this    19    day of August, 2007.

/s/ Jon C. Madonna
Jon C. Madonna

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the Amended and Restated 2006 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED this    15    day of August, 2007.

/s/ Dustan E. McCoy
Dustan E. McCoy

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the Amended and Restated 2006 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED this    16    day of August, 2007.

/s/ Stephen H. Siegele
Stephen H. Siegele